Manor
Investment Funds

2nd Quarter Report
June 30, 2024
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

June 30 , 2024

Dear Fellow Shareholders:

The stock market extended its rally during the 2nd Quarter of 2024 posting strong positive returns driven by a select few mega-cap stocks, primarily in the technology and communications sectors. Yields rose in the bond market triggering a decline in principal, but not enough to generate negative returns.

Great Expectations

The classic novel "Great Expectations" by Charles Dickens follows the progression of its main character, Philip "Pip" Pirrip, from childhood innocence to adulthood. The story covers Pip through three distinct stages of his expectations; from an orphaned child apprenticed to a blacksmith, to life as a gentleman in London, and after a series of adventures, a return to his hometown. Upon his return he reconnects with his family and reunites with his childhood love, Estella, with great expectations of a happy life together.

Investors also had great expectations for the Fed and interest rate cuts as the year began, based on a continued decline in inflation that would allow the Fed to reverse the tightening cycle that it began in March of 2022. The markets anticipated that the Fed could cut interest rates up to seven times during the year, reducing the target Fed funds rate by up to 175 basis points (a basis point is 1/100 of a percent). Lower rates, in turn, would reignite slowing GDP growth engineering a "soft landing" for the economy. By the beginning of the second quarter, however, those rate-cut expectations evaporated. The economy proved resilient, however, as demonstrated by better-than-expected payroll growth and low unemployment. Inflation remained elevated as both CPI (the consumer price index) and PCE (the personal consumption expenditures price index) remained above the Fed's target level. By early April rate cut expectations fell to just one cut of 0.25% sometime in the fall. The market reacted by pushing yields higher, triggering negative returns in bonds and more than a 5% pullback in stocks.

The pullback in stocks proved to be short-lived as better-than-expected earnings news gave investors another reason to have great expectations. Corporate earnings reports were generally positive registering a gain of almost 8% over the same period last year, with much of the growth in the technology and communication sectors. With the expectation of 3% earnings growth in the current quarter, earnings could be up over 10% year-over-year, the best full year growth in earnings since 2021. Profit margins were also higher, stabilizing at pre-pandemic levels, and companies returned value to shareholders in the form of dividend increases, stock buybacks, and strategic acquisitions. The stock rebound was not disconnected with reality as solid revenue growth and strong earnings outweighed the challenges of higher interest rates and the lack of Fed stimulus.

There are underlying concerns among those great expectations above. Economic growth shows signs of slowing. GDP (gross domestic product) grew by only 1.6% in the first quarter, the lowest rate of growth since spring 2022. Consumer spending, representing roughly two-thirds of GDP, is losing momentum and delinquencies on credit cards and auto loans are rising. The economy continues to generate job growth, but the payroll numbers are often driven by parttime employment and the birth/death model that estimates the contribution of new business startups. Over concentration and performance dispersion in the stock market continues to be an issue. The top 10 stocks in the S&P 500 represent 37% of the index, well above the same measure during the internet bubble. Performance was also highly concentrated with the technology sector generating 95% of the S&P 500 return, while 6 of the 11 sectors declined. The prospect of falling interest rates and continued earnings growth is positive for the stock market, but if one or both fail to materialize stocks could reverse quickly.

The Manor Fund

The Manor Fund rose 1.80%, net of all fees and expenses, during the quarter ending June 30, 2024, underperforming the S&P 500 index return of 4.29%, and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of 2.67%. The Fund underperformed the S&P 500 index for the trailing year ending June 30, 2024 with a return of 22.24% compared to the return of the S&P 500 index of 24.56% but outperformed the average of Large-Cap Blend mutual funds tracked by Morningstar during the trailing year ended June 30, 2024 return of 21.97%. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year period with a return of 7.28% for the Fund compared to 10.01% for the S&P 500 index, and 8.01% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns for the Fund of 12.08% and 7.86%, compared to 15.04%, and 12.86% for the S&P 500 index, and 13.07%, and 11.29% for the average of Large-Cap Blend mutual funds tracked by Morningstar.

During the 2nd Quarter of 2024, the Fund was helped by strong performance from Applied Materials, Inc., NVDIA Corporation, Alphabet, Inc., Palo Alto Networks and NetApp, Inc. The shares of Applied Materials, among the top performers last quarter, rose steadily through much of the quarter. The company reported revenue and earnings that beat expectations and reaffirmed revenue and earnings guidance for the coming quarter. The shares of NVDIA, a recent addition to the Fund portfolio, also rose steadily throughout the quarter. The company reported revenue and earnings that exceeded expectations and raised revenue guidance for the coming quarter. NVDIA also announced a ten-for-one stock split and raised the quarterly dividend. The shares of Alphabet, parent company of Google, also rose steadily throughout the quarter. The shares jumped higher when the company announced operating results. Alphabet reported revenue and earnings that exceeded expectations, driven by higher operating margins and double-digit revenue growth in Google search, You Tube ads, Google advertising, and Cloud revenue. Alphabet's Board also approved the initiation of a cash dividend and an increase in their stock repurchase program. The shares of Palo Alto Networks also rose through much of the quarter, rebounding from a decline in the prior quarter. The company reported double digit year-over-year revenue growth, earnings that exceeded expectations, and reaffirmed revenue and earnings guidance for the coming quarter. The shares of NetApp also rose steadily through the quarter. The company reported revenue and earnings that exceeded expectations, reaffirmed revenue and earnings guidance for the coming quarter, and raised earnings guidance for the fiscal year. NetApp also announced a dividend increase, and a new share repurchase authorization.

Notable laggards during the 2nd Quarter of 2024 include D.R. Horton, Lowes Companies, Inc., Valero Energy Corporation, Equinix, Inc., and Cencora, Inc. The shares of homebuilder D.R. Horton fell through much of the quarter despite an upbeat earnings report. Horton reported revenue and earnings that exceeded expectations and raised revenue guidance for the fiscal year. The company also reported double digit increases in both homes closed and homebuilding revenue for the first six months of the year, as compared to the same period in the previous year. The shares of Lowes fell through much of the quarter. Lowes reported revenue and earnings that exceeded expectations, and reaffirmed revenue and earnings for the fiscal year. Weakness in the shares was partly attributable to management concerns about a pullback of consumer spending on home improvements as interest rates climbed, and a normalization of spending after the pandemic-related gains from the past few years. The shares of Valero Energy, one of the top performers in the pre-

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - June 30, 2024

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –98.7%		
Consumer Discretionary – 9.9%		
Booking Holdings	88	348,612
D. R. Horton, Inc.	2,226	313,710
Lowes Companies	1,192	262,789
		925,111
Consumer Staples – 4.1%		
Kroger Company	3,144	156,980
PepsiCo, Inc.	1,376	226,944
		383,924
Energy – 7.9%		
Devon Energy	6,811	322,841
Valero Energy	2,603	408,046
		730,887
Financial – 12.1%		
Apollo Global	3,136	370,268
J P Morgan	1,751	354,157
Metlife, Inc.	2,358	165,508
PNC Financial	1,479	229,955
		1,119,888
Health Care – 11.3%		
AbbVie, Inc.	1,871	320,914
Cencora, Inc.	1,310	295,143
Elevance Health	805	436,197
		1,052,254
Industrial – 5.8%		
Cummins, Inc.	1,164	322,347
Northrop Grumman	498	217,103
		539,450
Information Technology – 31.9%		
Applied Materials	3,645	860,184
Microchip Tech.	4,272	390,888
Microsoft Corp.	1,375	614,556
NetApp, Inc.	1,961	252,577
Nvidia Corp.	2,400	296,496
Palo Alto Netwrks *	945	320,364
Skyworks Solutions	2,155	229,680
		2,964,745
Materials – 5.3%		
Avery Dennison	2,244	490,651
		490,651
Communication Services – 6.6%		
Alphabet Inc.*	1,658	302,005
Netflix, Inc. *	469	316,519
		618,524
Utility – 0.7%		
AES Corporation	3,674	64,552
		64,552
Real Estate Investment Trust – 3.1%		
Equinix, Inc.	382	289,021
		289,021
TOTAL COMMON STOCKS (Cost $ 3,871,108)		9,179,007
SHORT-TERM INVESTMENTS – 1.3%		
1st Amer. Gov. Fund	122,742	122,742
TOTAL SHORT-TERM INVESTMENTS (Cost $ 122,742)		122,742
TOTAL INVESTMENTS – 100.0% (Cost $ 3,993,850)		9,301,749
Other Assets less Liabilities – Less than 0.1%		1,025
NET ASSETS 100.0%		$ 9,302,774

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - June 30, 2024

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending June 30, 2024

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
2nd Quarter	**1.80 %**	4.29 %	2.67 %
1-Year	**22.24 %**	24.56 %	21.97 %
3-Year Annualized	**7.28 %**	10.01 %	8.01 %
5-Year Annualized	**12.08 %**	15.04 %	13.07 %
10-Year Annualized	**7.86 %**	12.86 %	11.29 %
Annualized since inception 9/26/95	**7.00 %**	10.09 %	8.20 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	9.2 %
Microsoft Corp.	6.6 %
Avery Dennison	5.3 %
Elevance Health	4.7 %
Valero Energy	4.4 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	31.9 %
Financials	12.0 %
Health Care	11.3 %
Consumer Disc.	9.9 %
Energy	7.9 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - June 30, 2024

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 99.4%		
Consumer Discretionary – 7.4%		
Amazon.com Inc.*	5,010	968,182
LKQ Corp.	5,645	234,776
		1,202,958
Consumer Staples – 1.5%		
Dollar Tree, Inc.*	2,271	242,475
		242,475
Energy – 5.1%		
EOG Resources	3,128	393,721
Occidental Petrol	6,717	423,373
		817,094
Financial – 6.5%		
Apollo Global	5,459	644,544
Mastercard, Inc.	915	403,661
		1,048,205
Health Care – 19.9%		
AbbVie, Inc.	2,360	404,787
Eli Lilly & Co.	1,316	1,191,480
Regeneron Pharma*	521	547,587
Thermo Fisher	894	494,382
UnitedHealth	1,125	572,917
		3,211,153
Industrial – 8.3%		
Landstar System	2,101	387,593
United Rentals, Inc.	1,485	960,394
		1,347,987
Information Technology – 36.5%		
Akamai Tech., Inc.*	3,258	293,481
Apple, Inc.	9,317	1,962,347
Microsoft Corp.	2,262	1,011,001
Nvidia Corp.	4,100	506,514
ON Semiconductor*	6,665	456,886
Palo Alto Netwrks *	1,671	566,486
Qualcomm, Inc.	3,088	615,068
Salesforce.Com	1,946	500,317
		5,912,100
Material – 3.4%		
Sherwin Williams	1,858	554,483
		554,483
Communication Services – 10.8%		
Alphabet Inc.*	3,231	592,630
Alphabet Inc.*	3,232	588,709
Netflix, Inc.*	831	560,825
		1,742,164
TOTAL COMMON STOCKS (Cost $6,120,019)		16,078,619
SHORT-TERM INVESTMENTS – 0.6%		
1st Amer. Gov. Fund	96,294	96,294
TOTAL SHORT-TERM INVESTMENTS (Cost $ 96,294)		96,294
TOTAL INVESTMENTS – 100.0% (Cost$ 6,216,313)		16,174,913
Other Assets less Liabilities – Less than 0.1%		1,826
NET ASSETS – 100.0%		16,176,739

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - June 30, 2024

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending June 30, 2024

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
2nd Quarter	**4.44 %**	4.29 %	5.05 %
1-Year	**21.11 %**	24.56 %	29.35 %
3-Year Annualized	**9.02 %**	10.01 %	6.39 %
5-Year Annualized	**15.40 %**	15.04 %	15.73 %
10-Year Annualized	**12.04 %**	12.86 %	14.07 %
Annualized since inception 6/30/99	**7.49 %**	7.66 %	6.53 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	12.1 %
Eli Lilly & Co.	7.4 %
Microsoft Corp.	6.2 %
Amazon.com	6.0 %
United Rentals Inc.	5.9 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	36.5 %
Health Care	19.9 %
Communication	10.8 %
Industrials	8.3 %
Consumer Disc.	7.4 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - June 30, 2024

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 93.8%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	372,375
U.S. Treasury 1.500 % Due 08-15-26	150,000	140,367
U.S. Treasury 2.875 % Due 05-15-28	100,000	94,469
U.S. Treasury 1.750 % Due 11-15-29	325,000	285,390
U.S. Treasury 0.625 % Due 05-15-30	175,000	141,422
U.S. Treasury 4.125 % Due 11-15-32	650,000	639,133
TOTAL U.S. GOVERNMENT BONDS		1,673,156
(Cost $ 1,772,856)		
SHORT-TERM INVESTMENTS – 4.7%		
1st American Treasury Obligation Fund	84,119	84,119
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 84,119)		84,119
TOTAL INVESTMENTS – 98.1%		
(Cost $ 1,856,975)		1,757,275
Other Assets less Liabilities – Net 1.5%		27,312
NET ASSETS - 100.0%		$ 1,784,587

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - June 30, 2024

(Unaudited)

Fund Performance

Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index



10%
5%
0%
-5%
-10%
-15%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending June 30, 2024

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
2nd Quarter	**0.30 %**	0.14 %	0.58 %
1-Year	**2.49 %**	1.71 %	3.37 %
3-Year Annualized	**-1.93 %**	-3.09 %	-1.41 %
5-Year Annualized	**-0.29 %**	-0.62 %	0.28 %
10-Year Annualized	**0.10 %**	0.80 %	1.11 %
Annualized since inception 6/30/99	**1.46 %**	3.18 %	3.19 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.125% Due 11-15-32	35.8 %
US Treasury 0.500% Due 02-28-26	20.9 %
US Treasury 1.750% Due 11-15-29	16.0 %
US Treasury 1.500% Due 08-15-26	7.9 %
US Treasury 0.625% Due 05-15-30	7.9 %

(Continued from page 3)
vious quarter, fell through much of the quarter. The company reported earnings that exceeded expectations and revenue in line with expectations. Results were constrained by declines in refining income and renewable energy segments. The shares of Equinix fell sharply early in the quarter after a short-selling research firm published a negative report on the company. The shares rebounded later in the quarter when the company announced operating results. Equinix reported revenue in line with expectations and earnings that exceeded expectations. The shares rebounded on the news, but not enough to offset the earlier decline. The shares of Cencora, formally AmerisourceBergen, fell early in the quarter after the company announced operating results. The company reported revenue growth year-over-year and earnings that exceeded expectations. Cencora also declared a quarterly cash dividend and a new share repurchase program. The decline reflects investor concerns about regulatory pressure on all the firms in the drug distribution industry.

The Growth Fund

The Manor Growth Fund rose 4.44%, net of all fees and expenses, during the quarter ended June 30, 2024, underperforming the S&P 500 index return of 4.29% and comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar return of 5.05%. The Fund underperformed the S&P 500 index and the average of Large-Cap Growth mutual funds tracked by Morningstar, over the year ended June 30, 2024 with a return of 21.11% for the Fund, compared to 24.56% for the S&P 500 index, and 29.35% for the Morningstar average. The Fund underperformed the S&P 500 index, but outperformed comparable mutual funds during the trailing 3-years with a return of 9.02% for the Fund, compared to 10.01% for the S&P index, and 6.39% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund outperformed the S&P 500 index but underperformed the average Large-Cap Growth mutual fund tracked by Morningstar during the trailing 5-years with of return of 15.40% for the Fund compared to returns of 15.04% for the S&P 500 and 15.73% for comparable funds. The Fund underperformed those same indices for the trailing 10-year period with returns of 12.04% for the Fund compared to 12.86% and 14.07% for the S&P index and Morningstar average, respectively. The Fund generated a return of 7.49% since inception, underperforming the S&P 500 index return of 7.66%, and outperforming the average Large-Cap Growth fund tracked by Morningstar return of 6.53%.

During the 2nd Quarter of 2024, the Fund was helped by strong performance from Apple, Inc., Eli Lilly & Co., NVDIA Corporation, Alphabet, Inc., and Qualcomm, Inc. The shares of Apple rebounded after being among the weak performers in the first quarter. The company reported earnings that exceeded expectations and year-over-year revenue growth. Apple increased the cash dividend and authorized a $110 billion share repurchase program. Much of the weakness in the previous quarter reflected investor concern about slowing sales in China, but this report seemed to allay some of those concerns. The shares of Eli Lilly rose steadily throughout the quarter, extending a rally that began early last year. Lilly reported double digit revenue growth and earnings that beat expectations. The company raised revenue and earnings guidance for the fiscal year, in a large part due to strong sales of Ozempic, its weight loss treatment. The shares of Alphabet, parent company of Google, also rose steadily throughout the quarter. The shares jumped higher when the company announced operating results. Alphabet reported revenue and earnings that exceeded expectations, driven by higher operating margins and double-digit revenue growth in Google search, You Tube ads, Google advertising, and Cloud revenue. Alphabet's Board also approved the initiation of a cash dividend and an increase in their stock repurchase program. The shares of Qualcomm rallied through much of the quarter. The company reported revenue in line with expectations and earnings above expectations, reaffirmed earnings guidance for the coming quarter, and increased the quarterly cash dividend.

Notable laggards during the 2nd Quarter of 2024 include United Rentals, Sherwin-Williams Company, Salesforce.com, LKQ Corporation, and Akamai Technologies, Inc. The shares of United Rentals, one of the top performers last quarter, traded lower in a narrow range for much of the quarter. The company reported revenue and earnings that beat expectations, raised revenue guidance for the fiscal year, and raised adjusted EBITDA guidance, as well. The shares of Sherwin-Williams trended lower for much of the quarter. The company reported revenue and earnings that missed expectations, and guided earnings below consensus for the fiscal year. Sherwin-Williams may also be dealing with a normalization in home improvement spending after the pandemic-related surge in demand. The shares of Salesforce.com fell sharply when the company reported disappointing quarterly results. The company reported earnings that beat expectations, and reve-

nue in line with expectations, but lowered revenue and earnings guidance for the coming quarter. Salesforce raised earnings guidance for the fiscal year, but investors focused their concern on the lowered guidance for the next quarter. The shares did rebound somewhat towards quarter-end, but not nearly enough to recover the earlier decline. The shares of LKQ also fell sharply when the company announced quarterly results. LKQ reported revenue and earnings that missed expectations, and lowered revenue guidance for the fiscal year. The shares of Akamai continued to trend lower after weak performance in the previous quarter. The company reported revenue in line with expectations and earnings that exceeded expectations, but lowered revenue and earnings guidance for the coming quarter and fiscal year. Investors remain concerned that growth has stalled for this company that provides cloud based services for data retrieval and security.

The Bond Fund

The Manor Bond Fund generated a return of 0.30%, net of all fees and expenses, during the quarter ending June 30, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 0.58%, but outperforming the average of US Treasury mutual funds tracked by MorningStar return of 0.14%, The Fund generated a return of 2.49% during the year ended June 30, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 3.37%, but outperforming the average of US Treasury mutual funds as tracked by Morningstar return of 1.71%. The Fund generated an annualized return of –1.93% during the 3-year period ending June 30, 2024 underperforming the Bloomberg Barclay Intermediate Treasury index with a return of –1.41, but outperforming the average mutual fund tracked by MorningStar with a return of –3.09%. The Fund generated an annualized return of –0.29% for the 5-year perioded ending June 30, 2024, underperforming the Bloomberg Barclay Intermediate Treasury index return of 0.28%, but outperforming the average of US Treasury mutual fund tracked by MorningStar with a return of –0.62%. The Fund generated an annualized return of 0.10% for the 10-year period ending June 30, 2024, underperforming the Bloomberg Barclay index return of 1.11%, and the return of 0.80% for the average US Treasury mutual fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

Great Expectations for AI

The final stage of great expectations in the stock market revolves around investor enthusiasm for all things related to AI (artificial intelligence). AI has been touted as a rare opportunity to be on the cutting edge of transformative change. Analysts claim that it has applications across numerous industries, including healthcare, finance, and entertainment; and that the technology can dramatically improve productivity and efficiency by analyzing large data sets quickly and making accurate predictions, leading to substantial cost savings and increased profitability for business. Companies that successfully integrate AI can gain a significant competitive edge, reducing development time for new products and opening new revenue streams. It remains to be seen if the hype becomes a reality, but it is obvious AI will attract substantial research and development expenditures.

We believe that there are several distinct areas of opportunity to invest in AI, from pure research and development, to computing hardware, data processing and storage, implementation support, and companies that turn successful AI implementation into bottom line results. We already have portfolio holdings that are developing AI (Microsoft, Apple, Google), providing hardware (Applied Materials, NVIDIA), and processing and storage (Equinix). We are targeting our search on firms that provide implementation support and those that can use AI to significantly improve bottom line results.

The hype surrounding AI can easily lead to overvaluation, as happened during the .com bubble. With that in mind, we will guide our search with the valuation process that we have employed for more than two decades. We will seek to invest in companies that are trading at reasonable valuations and have the potential to reap the benefits of AI implementation. We believe that process will provide us with the best opportunity to realize those great expectations.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.